                                                                 EXHIBIT 10.29.2


                             AMENDMENT NUMBER ONE TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                             OF QUINTEL CELLULAR LLC


         This AMENDMENT NUMBER ONE dated JANUARY 27, 1998 to a Limited Liability Company Agreement (the "Agreement") is entered into as of July 3, 1996, by and between Quintel Entertainment, Inc., with its principal place of business at One Blue Hill Plaza, Pearl River, New York 10965 ("Quintel"), and Paragon Cellular Services, Inc., with its principal place of business at 16805 U.S. Highway 19N, Clearwater, FL 34024 ("Paragon"):


1. Capitalized terms are used herein with the same meaning as are ascribed thereto in the Agreement.

2. EFFECTIVE AS OF JULY 3, 1996, SECTION 5.4 OF THE AGREEMENT IS CORRECTED TO STATE THAT THE REPORTING PERIOD FOR TAX PURPOSES SHALL BE A CALENDAR YEAR ENDING ON DECEMBER 31 IN EACH YEAR, AND THE FISCAL YEAR FOR OTHER PURPOSES SHALL END ON NOVEMBER 30.

3.       Paragon and Quintel acknowledge that as of December  31, 1997:

                  i. Quintel has advanced a total of $500,000.00 on account of the Quintel Loan and the Additional Quintel Loan referred to in Section 4.1 of the Agreement on the dates and in the amounts set forth on the Schedule annexed hereto; and

                  ii. Quintel has also advanced an additional $1,618,945.00 as a loan to the Company on the dates and in the amounts set forth on the Schedule annexed hereto (such $1,618,945.00 OF loans, the Initial Quintel Loan, the Additional Quintel Loan and any other loans made by Quintel to the Company and referred to in
                           Section 3 below shall be referred to collectively as the "Quintel Loans").


 4. The parties anticipate that additional funds will be required for the conduct of the Company's business, and Quintel has agreed to waive its right to request Paragon to contribute a portion of the additional funds required pursuant to Section 4.3 of the Agreement and has agreed to provide such additional funds as it determines to be necessary from time to time for the conduct of the Company's business on the following terms and conditions:

                  i. all such additional funds provided by Quintel will be loaned to the Company as Quintel Loans, and will be provided by Quintel in its sole and absolute discretion;

                  ii. Section 4.1(a)(i) and (ii) and Section 4.1(b) of the Agreement are hereby amended to provide that the terms of repayment of the Quintel Loans, including the Initial Quintel Loan and the Additional Quintel Loan shall be as follows:

                           (1) Mandatory prepayments of principal and interest on the Quintel Loans shall be made in equal quarterly installments in an amount equal to twenty (20%) percent of the Company's retained earnings if retained earnings as determined by the Company for the preceding financial quarter are at least $250,000 or seventy-five (75%) of the Company's retained earnings if retained earnings as determined by the Company for the preceding financial quarter are greater than $500,000;

                           (2) Notwithstanding the above, minimum principal payments of the greater of $10,000.00 or five (5%) percent of the Company's retained earnings determined on a semi-annual basis shall be made semi-annually commencing January 1, 1997; and

                           (3) notwithstanding the above or any other provisions of the Agreement, the Quintel Managers, may, in their discretion, cause the Company to prepay principal and interest on the Quintel Loans to the extent of Net Available Cash, and, in such event, such prepayments shall be made prior to any distributions of Net Available Cash under Sections 5.2(a) and (c) of the Agreement, subject, however, to the provisions of
                                    Section 5.2(d) of the Agreement which
                                    requires the Company to distribute an amount equal to forty (40%) percent of the amount of the Company's profits allocated to each Member for tax purposes.

                  iii. effective JANUARY 1, 1997 the Percentage Interest of Paragon and Quintel shall be as follows:

                              Member            Percentage Interest

                              Quintel           Sixty-five percent (65%)
                              Paragon           Thirty-five percent (35%)

                  iv. Quintel hereby waives its right under Section 4.3 of the Agreement to request Paragon to contribute a portion of any additional funds required by the Company, and waives any right to provide additional capital or loans under the provisions of Section 3.2(c) of the Agreement.


 5. Nothing herein shall prevent Quintel from proposing that financing for the operations of the Company be obtained from third parties, subject to all of the other terms of the Agreement, including Section 3.1.


6. SECTION 5.3 OF THE AGREEMENT IS AMENDED TO PROVIDE AS FOLLOWS, EFFECTIVE JULY 26, 1996:

         A. LOSSES SHALL BE ALLOCATED TO EACH MEMBER IN ACCORDANCE WITH THEIR RESPECTIVE PERCENTAGE INTERESTS IN THE COMPANY, UNTIL EACH MEMBER'S CAPITAL ACCOUNT EQUALS ZERO; AND THEREAFTER

         B. ONE HUNDRED PERCENT (100%) OF LOSSES SHALL BE ALLOCATED TO QUINTEL; PROVIDED, HOWEVER, THAT IF, AFTER A MEMBER'S CAPITAL ACCOUNT IS REDUCED TO ZERO, ADDITIONAL CAPITAL CONTRIBUTIONS ARE MADE BY SUCH MEMBER TO THE COMPANY, LOSSES SHALL THEREAFTER BE ALLOCATED TO THE MEMBERS IN PROPORTION TO THEIR RESPECTIVE CAPITAL ACCOUNTS UNTIL EACH MEMBER'S CAPITAL ACCOUNT EQUALS ZERO; AND

         C. PROFITS SHALL BE ALLOCATED TO THE MEMBERS IN PROPORTION TO THEIR RESPECTIVE NEGATIVE CAPITAL ACCOUNTS UNTIL SUCH TIME AS ALL MEMBERS' CAPITAL ACCOUNTS EQUAL ZERO; AND, THEREAFTER,

         D. PROFITS SHALL BE ALLOCATED TO THE MEMBERS IN ACCORDANCE WITH THEIR RESPECTIVE PERCENTAGE INTERESTS IN THE COMPANY.


7. SECTION 8.3 OF THE AGREEMENT IS AMENDED TO PROVIDE THAT UPON DISSOLUTION AND LIQUIDATION OF THE COMPANY, EACH MEMBER WHO HAS A NEGATIVE CAPITAL ACCOUNT SHALL CONTRIBUTE CAPITAL TO THE COMPANY IN AN AMOUNT SUFFICIENT SO THAT SUCH MEMBER'S CAPITAL ACCOUNT EQUALS ZERO. ALL QUINTEL LOANS SHALL BE REPAID IN FULL PRIOR TO ANY DISTRIBUTION OF NET AVAILABLE CASH OR ANY OTHER COMPANY PROPERTY TO THE MEMBERS

         UPON SUCH DISSOLUTION AND LIQUIDATION.


8. Except as provided for in this Amendment, the Agreement remains in full force and effect.


IN WITNESS WHEREOF, the Company and Members have executed this Amendment as of the date first above written.

                                     COMPANY:

                                     QUINTEL CELLULAR LLC



                                     By:
                                        ---------------------------------------
                                              CHARLES R. DARST, Member

                                     MEMBERS:

                                     QUINTEL ENTERTAINMENT, INC.


                                     By:
                                        ---------------------------------------
                                                       Its President


                                     PARAGON CELLULAR SERVICES, INC.


                                     By:
                                        ---------------------------------------
                                              CHARLES R. DARST

4. Seller represents that at the closing of title, or date of possession, whichever is later, the plumbing (except for children's bathroom), heating and electrical systems (except for some outside outlets), sump pump, burglar alarm system, air conditioning systems, pool & sprinkler system, and appliances will be in working order, with the roof free of leaks, and the pool free of cracks & leaks. This representation shall not survive the delivery of the deed as set forth herein. The limit of Seller's liability for non-working appliances is the market value of such appliances in their condition on the date of this contract. Purchasers may have the sump pump and burglar system inspected within fifteen days hereof. Purchasers may have the air conditioning system, pool, pool filter & heater, & sprinklers inspected prior to closing when weather permits.



22. The purchaser shall have leave the following addition personal property which was not listed in paragraph #18 of the printed contract of sale; all wall to wall carpeting, master bedroom built-in cabinet, alarm system, central vacuum cleaning system & gas BBQ with pole in ground (not operable). The Seller shall provide keys for all doors including the French doors in the kitchen and family room and copies of all warranties, if any, for all new appliances and the air conditioning fan coil units, and the existing (no) termite inspection. The Seller shall remove the dishwasher and refrigerator from the basement.